EXHIBIT 99.2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

IN RE:	§
	§	CASE NO. 09-32957
ENERGY PARTNERS, LTD., ET AL.,[1]	§	(Chapter 11)
	§	(Jointly Administered)
DEBTORS.	§

ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF REORGANIZATION OF

ENERGY PARTNERS, LTD., AND CERTAIN OF ITS SUBSIDIARIES

UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED

BACKGROUND AND PROCEDURAL HISTORY

On May 1, 2009 (the “Petition Date”), Energy Partners, Ltd. and its affiliated debtor entities, as debtors and debtors in possession (collectively, the “Debtors”), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Since the Petition Date, the Debtors have continued to operate and manage their businesses as debtors in possession pursuant to Bankruptcy Code §§ 1107(a) and 1108.

The Debtors’ Plan and Disclosure Statement

On May 15, 2009, the Debtors filed their Disclosure Statement for the Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of Its Subsidiaries Under Chapter 11 of the Bankruptcy Code (Dkt. No. 134) and Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of Its Subsidiaries Under Chapter 11 of the Bankruptcy Code (Dkt. No. 136).

On June 9, 2009, the Debtors filed their First Amended Disclosure Statement for the First Amended Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of Its Subsidiaries Under Chapter 11 of the Bankruptcy Code (Dkt. No. 212) and their First Amended Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of Its Subsidiaries Under Chapter 11 of the Bankruptcy Code (Dkt. No. 213).

[1]	The Debtors include Energy Partners, Ltd., EPL Pipeline, L.L.C., Nighthawk, L.L.C., EPL of Louisiana, L.L.C., Delaware EPL of Texas, LLC, and EPL Pioneer Houston, Inc.

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On June 11, 2009, the Debtors filed their Second Amended Disclosure Statement for the Second Amended Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of Its Subsidiaries Under Chapter 11 of the Bankruptcy Code (Dkt. No. 222,2 as supplemented, amended, or modified, the “Disclosure Statement”) and their Second Amended Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of its Subsidiaries Under Chapter 11 of the Bankruptcy Code (Dkt. No. 223, the “Second Amended Plan”).

On June 16, 2009, this Court entered its Order (I) Approving Disclosure Statement and the Form and Manner of Service Related Thereto; (II) Setting Dates for the Objection Deadline and Hearing Relating to Confirmation of the Plan; and (III) Authorizing Related Relief (Dkt. No. 231, the “Disclosure Statement Order”), approving the Disclosure Statement, with certain modifications, and authorizing the Debtors to solicit votes from certain parties in interest.

In accordance with the Plan (as defined below), on July 19, 2009, the Debtors filed with the Bankruptcy Court various documents comprising the Plan Supplement (Dkt. No. 329, collectively, the “Plan Supplement”).

The Second Amended Plan was subsequently modified, when the Debtors filed (a) on July 28, 2009, their Second Amended Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of its Subsidiaries Under Chapter 11 of the Bankruptcy Code, as Modified as of July 28, 2009 (Dkt. No. 354) and (b) on July 31, 2009, their Second Amended Joint Plan of Reorganization of Energy

[2]

The Debtors subsequently filed a corrected Disclosure Statement on June 19, 2009 (Dkt. No. 252) to remove a header stating that the document was not for solicitation purposes. There were no other changes.

ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF REORGANIZATION OF ENERGY PARTNERS LTD., INC. AND CERTAIN OF ITS SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED	Page 2 of 32

Partners, Ltd. and Certain of its Subsidiaries Under Chapter 11 of the Bankruptcy Code, as Modified as of July 31, 2009 (Dkt. No. 370) (the “Plan”).3

Also on July 28, 2009, the Debtors filed their Memorandum in Support of Confirmation of the Second Amended Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of Its Subsidiaries Under Chapter 11 of the Bankruptcy Code, as Modified (Dkt. No. 355), together with the declarations of Alan D. Bell, T. J. Thom, and Thomas B. Hensley in support of confirmation, and the affidavit of Daniel C. McElhinney setting forth the voting results (collectively, the “Affidavits”).

Appointment of the Official Committees

On June 1, 2009, the Office of the United States Trustee appointed the Official Committee of Unsecured Creditors (the “Unsecured Creditors Committee”) to represent the interests of the Debtors’ unsecured creditors. On June 4, 2009, the Office of the United States Trustee appointed the Official Committee of Unsecured Noteholders (the “Unsecured Noteholders Committee”), comprised of certain members of the Ad Hoc Committee to represent the interests of the Holders of the Senior Notes. Subsequently, on June 29, 2009, the Office of the United States Trustee appointed the Official Committee of Equity Security Holders (the “Equity Holders Committee”) to represent the interests of the Holders of EPL Common Stock.

Solicitation of Votes

On May 12, 2009, the Debtors’ filed an application (Dkt. No. 124) requesting authority to retain Epiq Bankruptcy Solutions, LLC (“Epiq”) as their claims, balloting, and noticing agent, which application was approved by this Court on May 27, 2009 (Dkt. No. 172).

[3]

Capitalized terms not defined herein shall have the meaning given to them in the Plan. The rules of interpretation set forth in Article I of the Plan shall apply to these Findings of Fact, Conclusions of Law and Confirmation Order (the “Confirmation Order”).

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In accordance with the Disclosure Statement Order, on or about June 22, 2009, the Debtors, through Epiq, distributed: (a) the Disclosure Statement, Second Amended Plan, Notice of Confirmation Hearing, and Ballots to Holders of Eligible Claims and Equity Interests in Impaired Classes 7 and 8, respectively; (b) a Notice of Unimpaired Status and Scheduling of Confirmation Hearing to Holders of Claims and Equity Interests in Unimpaired Classes 1, 2, 3, 4, 5, 6, and 10, and (c) a Notice of Fully Impaired Status to Holders of Equity Interests in Class 9. See Dkt. No. 299.

On July 27, 2009, the Debtors filed the Declaration of Daniel C. McElhinney of Epiq Bankruptcy Solutions, LLC Certifying Voting on, and Tabulation of, Ballots Accepting and Rejecting Debtors’ Chapter 11 Plan of Reorganization (Dkt. No. 349, the “Voting Certification”) setting forth the vote tabulation with respect to ballots cast by Holders of Eligible Claims and Equity Interests in Classes 7 and 8.

The Confirmation Hearing

The following objections (the “Objections”) were filed to Confirmation of the Plan:

•

Objection of Cypress-Fairbanks Independent School District, Harris County, Matagorda County and Palacios Independent School District to Debtors’ Second Amended Joint Plan of Reorganization (Dkt. No. 337);

•	Agent’s Objection to Confirmation of Second Amended Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of Its Subsidiaries Under Chapter 11 of the Bankruptcy Code (Dkt. No. 338);

•	Objection of BNP Paribas to the Second Amended Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of Its Subsidiaries Under Chapter 11 of the Bankruptcy Code (Dkt. No. 339); and

•

Fortis Capital Corporation’s Joinder of (1) the Agent’s Objection to Confirmation of Second Amended Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of its Subsidiaries Under Chapter 11 of the Bankruptcy Code and (2) the Objection of BNP Paribas to the Second Amended Joint Plan of Reorganization of Energy Partners, Ltd. and Certain of its Subsidiaries under Chapter 11 of the Bankruptcy Code (Dkt. No 240).

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The Debtors also received an informal objection from counsel for Chevron U.S.A. Inc., W&T Offshore, Inc., and Walter Oil & Gas Corporation.

In response to the Objections, the Debtors filed their Debtors’ Omnibus Response to Objections to Confirmation (Dkt. No. 350).

Pursuant to Bankruptcy Code § 1128 and Rule 3020(b)(2) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), the Bankruptcy Court held the Confirmation Hearing to consider the Confirmation of the Plan on July 29, 2009.

After considering the Plan, the Plan Supplement, the Affidavits, the live testimony presented at the Confirmation Hearing, the Objections and the responses to the Objections, the exhibits admitted and other evidence presented or proffered at the Confirmation Hearing, representations and arguments of counsel at the Confirmation Hearing, and the entire record before the Bankruptcy Court in these Chapter 11 Cases, and after otherwise being fully apprised, the Bankruptcy Court makes the following findings of fact and conclusions of law, and issues this Confirmation Order confirming the Plan.

FINDINGS OF FACT AND CONCLUSIONS OF LAW

Jurisdiction and Venue

A. Jurisdiction; Venue; Core Proceeding. The Bankruptcy Court has jurisdiction over these Chapter 11 Cases pursuant to 28 U.S.C. §§157 and 1334. Venue in this Bankruptcy Court is proper under 28 U.S.C. §§ 1408. This matter constitutes a core proceeding under 28 U.S.C. § 157(b)(2)(L) and this Bankruptcy Court has exclusive jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed.

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B. Judicial Notice. The Bankruptcy Court takes judicial notice of the docket in these Chapter 11 Cases maintained by the clerk of the Bankruptcy Court, including, without limitation, all pleadings and other documents filed, all orders entered, and evidence and arguments made, proffered, or adduced at the hearings held before the Bankruptcy Court during the pendency of the Chapter 11 Cases.

C. Retention of Jurisdiction. The Bankruptcy Court finds and concludes that the Bankruptcy Court’s retention of jurisdiction as set forth in Article XI of the Plan comports with 28 U.S.C. §§1334 and 157.

Evidence and Witnesses

D. The Debtors’ Exhibits A through N were entered into evidence with no objections. In addition, four individuals were called as witnesses, consisting of Tiffany J. Thom, Alan D. Bell, Thomas B. Hensley and Arthur Amron. The evidence and the witnesses were found to be credible.

Notice, Solicitation and Acceptance

E. Adequate Notice of Confirmation Hearing. In accordance with Bankruptcy Rules 2002, 3017, and 9014 and the Disclosure Statement Order, the Bankruptcy Court finds and concludes that adequate notice of the time for filing objections to Confirmation of the Plan and adequate notice of the Confirmation Hearing was provided to all Holders of Claims and Equity Interests. No other or further notice of the Confirmation Hearing or Confirmation of the Plan is necessary or required.

F. Adequacy of Disclosure Statement and Solicitation Procedures. The Bankruptcy Court finds that the Disclosure Statement contains adequate information in accordance with section 1125 of the Bankruptcy Code. The Bankruptcy Court further finds and concludes that all procedures used to distribute the solicitation materials to the appropriate Holders of Eligible Claims and Eligible Equity Interests entitled to vote on the Plan and to tabulate the Ballots returned by these Holders were fair and were conducted in accordance with applicable provisions of the Bankruptcy Code, the

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Bankruptcy Rules, and the Disclosure Statement Order. Votes for acceptance or rejection of the Plan were solicited in good faith, and only after transmittal of a disclosure statement containing adequate information, and otherwise in compliance with §§ 1125 and 1126 of the Bankruptcy Code and Fed. R. Bankr. P. 3017 and 3018 and in accordance with the Disclosure Statement Order.

G. Good Faith Solicitation (11 U.S.C. § 1125(e)). The Bankruptcy Court finds and concludes that the Debtors have solicited acceptances of the Plan in good faith and in compliance with the Bankruptcy Code. The Debtors, the Ad Hoc Committee, the Noteholders Committee, the Unsecured Noteholders Committee, the Equity Committee, and each of their respective members, affiliates, agents, directors, managing partners, managers, officers, employees, investment bankers, financial advisors, attorneys, and other professionals are deemed to have participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the offer and issuance of the New Securities under the Plan and the Solicitation of the Plan, and therefore are not and shall not, on account of such offer, issuance or Solicitation, be liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan, the offer and issuance of New Securities under the Plan, or the distribution or dissemination of any information contained in the Plan, the Disclosure Statement, the Plan Supplement, and any and all related documents.

Objections to the Plan

H. Based upon the Affidavits, the live testimony presented at the Confirmation Hearing, and the record of the Confirmation Hearing, any objections that have not been consensually resolved or withdrawn are overruled on the merits pursuant to this Confirmation Order.

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Compliance with Bankruptcy Code § 1129

I. Plan Compliance with Bankruptcy Code (11 U.S.C. § 1129(a)(1)). In accordance with Bankruptcy Code § 1129(a)(1), the Bankruptcy Court finds and concludes that the Plan complies with the applicable provisions of the Bankruptcy Code.

1. Compliance with 11 U.S.C. § 1122(a). In accordance with Bankruptcy Code § 1122(a), the Plan properly classifies Claims against and Equity Interests in the Debtors and each Claim or Equity Interest in a Class is substantially similar to the other Claims or Equity Interests of such Class.

2. Compliance with 11 U.S.C. § 1123(a). In accordance with Bankruptcy Code § 1123(a), the Bankruptcy Court finds and concludes that the Plan: (a) designates Classes of Claims and Equity Interests, other than Claims of a kind specified in Bankruptcy Code §§ 507(a)(2), 507(a)(3), and 507(a)(8); (b) specifies Classes of Claims and Equity Interests that are not Impaired under the Plan; (c) specifies the treatment of Classes of Claims and Equity Interests that are Impaired under the Plan; (d) provides the same treatment for each Claim or Equity Interest of a particular Class, unless the Holder of a particular Claim or Equity Interest agrees to less favorable treatment of their respective Claim or Equity Interest; (e) provides for adequate means for the Plan’s implementation; (f) prohibits the issuance of non-voting securities; and (g) contains only provisions that are consistent with the interests of Holders of Claims and Equity Interests and with public policy with respect to the manner of selection of any officer or director of the Reorganized Debtors on and after the Effective Date. Therefore, the Plan satisfies the requirements of Bankruptcy Code § 1123(a).

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3. Compliance with 11 U.S.C. § 1123(b). As permitted by Bankruptcy Code § 1123(b), the Plan: (a) Impairs or leaves Unimpaired, Classes of Claims and Equity Interests; (b) provides for the assumption, rejection, or assignment of executory contracts and unexpired leases of the Debtors; (c) provides for the settlement or adjustment of Claims or interests belonging to the Debtors or their Estates and for the retention and enforcement of Claims or interests; (d) enjoins certain acts by Holders of Claims or Equity Interests; (e) exculpates certain Persons from certain Claims and Causes of Action; (f) contains a release of certain Claims and Causes of Action of, among others, the Debtors and their Estates that could be asserted against certain Persons; and (g) includes other appropriate provisions not inconsistent with the applicable provisions of the Bankruptcy Code. The Plan provisions regarding release and exculpation are consistent with the guidelines set forth in the Fifth Circuit. See Feld v. Zale Corp. (In re Zale Corp.), 62 F.3d 746, 761 (5th Cir.1995)

4. The relief provided in the Plan is fair and necessary for the orderly implementation of the Plan and the administration of the Estates. Therefore, the Plan satisfies the requirements of Bankruptcy Code § 1123(a) and (b).

J. Compliance with Fed. R. Bankr. P. 3016. The Plan is dated and identifies the entities submitting it, thereby satisfying Fed. R. Bankr. P. 3016(a). The filing of the Disclosure Statement with the Bankruptcy Court satisfies Fed. R. Bankr. P. 3016(b). Further, the Plan and Disclosure Statement describe in specific and conspicuous language all acts to be enjoined and identify the entities that are subject to the injunction, satisfying Fed. R. Bankr. P. 3016(c) to the extent applicable.

K. Compliance with Fed. R. Bankr. P. 3017. The Debtors have given notice of the Confirmation Hearing as required by Fed. R. Bankr. P. 3017(d) and the Disclosure Statement Order. The solicitation materials prescribed by the Disclosure Statement Order were transmitted to the Holders of Claims and Equity Interests entitled to vote on the Plan in accordance with Fed. R. Bankr. P. 3017(d) and, with respect to beneficial holders in Classes 7 and 8, pursuant to Fed. R. Bankr. P. 3017(e).

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L. Compliance with Fed. R. Bankr. P. 3018. The solicitation of votes to accept or reject the Plan satisfies Fed. R. Bankr. P. 3018. The Plan was transmitted to all Holders of Claims and Equity Interests entitled to vote on the Plan, sufficient time was prescribed for such Holders to accept or reject the Plan, and the solicitation materials used and solicitation procedures followed comply with §§ 1125 and 1126 of the Bankruptcy Code, thereby satisfying the requirements of Fed. R. Bankr. P. 3018.

M. Debtors’ Compliance with Bankruptcy Code (11 U.S.C. § 1129(a)(2)). In accordance with Bankruptcy Code § 1129(a)(2), the Bankruptcy Court finds and concludes that the Debtors have complied with the applicable provisions of the Bankruptcy Code. The Debtors are proper debtors under Bankruptcy Code § 109. The Debtors have complied with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Disclosure Statement Order in transmitting the Plan, the Disclosure Statement, the Ballots, and all related documents and notices, and in soliciting and tabulating votes on the Plan.

N. Plan Proposed in Good Faith (11 U.S.C. § 1129(a)(3)). In accordance with Bankruptcy Code § 1129(a)(3), the Bankruptcy Court finds and concludes that the Debtors have proposed the Plan in good faith and not by any means forbidden by law, and the Debtors have acted, and are presently acting, in good faith in conjunction with all aspects of the Plan. All transactions contemplated by the Plan were negotiated and consummated at arm’s-length, without collusion, and in good faith. In determining that the Plan has been proposed in good faith, the Bankruptcy Court has examined the totality of the circumstances surrounding the formulation of the Plan and the Solicitation of the Plan. The Debtors filed the Chapter 11 Cases and proposed the Plan with

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legitimate and honest purposes including, among other things, (1) reorganizing the Debtors’ businesses; (2) preserving and maximizing the Debtors’ business enterprise value through a rapid, efficient reorganization under Chapter 11; (3) preserving creditor and customer relationships by not impairing ongoing trade creditors; (4) restructuring the Debtors’ capital structure; (5) maximizing the recovery to Holders of Claims and Equity Interests under the circumstances of these Chapter 11 Cases; and (6) preserving jobs of the Debtors’ employees in connection with the Debtors’ go-forward operations. Furthermore, the Plan represents extensive arm’s-length negotiations among the Debtors, the Ad Hoc Committee, the Noteholder Committee and the Equity Committee, as well as each group’s respective legal and financial advisors (if any), and reflects the best interests of the Debtors’ Estates and Holders of Claims and Equity Interests.

O. Payment for Services or Costs and Expenses (11 U.S.C. § 1129(a)(4)). In accordance with Bankruptcy Code § 1129(a)(4), the Bankruptcy Court finds and concludes that all payments made or to be made by the Debtors or by a Person issuing equity securities or acquiring property under the Plan, for services or for costs and expenses in, or in connection with, these Chapter 11 Cases, or in connection with the Plan and incident to these Chapter 11 Cases, have been approved by, or are subject to approval of, the Bankruptcy Court as reasonable, unless otherwise ordered by the Bankruptcy Court.

P. Directors, Officers, and Insiders (11 U.S.C. § 1129(a)(5)). In accordance with Section 1129(a)(5) of the Bankruptcy Code, the Bankruptcy Court finds and concludes that: (1) the Debtors have disclosed the identity and affiliations of each individual initially proposed to serve, after the Effective Date of the Plan, as a director or officer of any of the Reorganized Debtors; (2) the appointment of the individuals disclosed to serve, after the Effective Date, as directors and officers of the Reorganized Debtors is consistent with the interests of Holders of Claims and Equity Interests and with public policy; and (3) the Debtors have disclosed all insiders that will be employed by the Reorganized Debtors and the nature of compensation for such insiders.

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Q. No Rate Changes (11 U.S.C. § 1129(a)(6)). In accordance with Bankruptcy Code § 1129(a)(6), the Bankruptcy Court finds and concludes that the Debtors are not subject to any governmental regulation of any rates. Therefore, Section 1129(a)(6) of the Bankruptcy Code is not applicable.

R. Best Interests of Creditors (11 U.S.C. § 1129(a)(7)). The Plan satisfies Section 1129(a)(7) of the Bankruptcy Code. The liquidation analyses attached as Appendix C to the Disclosure Statement, as well as the other evidence proffered or adduced at the Confirmation Hearing: (i) are persuasive and credible, (ii) have not been controverted by other evidence, and (iii) establish that with respect to Impaired Classes of Claims or Equity Interests (i.e., Classes 7, 8, and 9), each Holder of a Claim or Equity Interest has accepted the Plan or will receive or retain under the Plan, on account of such Claim or Equity Interest, property of a value, as of the Effective Date, that is not less than the amount that such Holder would so receive or retain if the Debtors were liquidated under Chapter 7 of the Bankruptcy Code on such date.

S. Acceptance or Rejection of Certain Classes (11 U.S.C. § 1129(a)(8)). In accordance with Bankruptcy Code § 1129(a)(8), the Bankruptcy Court finds and concludes that: (1) Classes 1, 2, 3, 4, 5, 6, and 10 are Unimpaired under the Plan and are deemed to have accepted the Plan under § 1126(f) of the Bankruptcy Code; and (2) Class 7 has accepted the Plan in accordance with Sections 1126(c) of the Bankruptcy Code. With respect to Class 8, which has not voted to accept the Plan, and Class 9, which is deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code, the Bankruptcy Court finds and concludes that, pursuant to Bankruptcy Code § 1129(b)(1) and (2), the Plan does not discriminate unfairly, and is fair and equitable because, inter

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alia, no Holders of junior Equity Interests will receive or retain any property under the Plan. As set forth in the Vote Certification, the percentages of Holders of Eligible Claims and Eligible Equity Interests in Classes entitled to vote that voted to accept the Plan are as follows:

Plan Class	Accept Amount	Accept Count	Reject Amount	Reject Count
Class 7 (Senior Note Claims)	$367,310,950.00 99.95%	90 98.90%	$190,000.00 0.05%	1 1.10%
Class 8 (EPL Common Stock Interests)	6,757,433 52.11%	N/A	6,209,250 47.89%	N/A

Although Section 1129(a)(8) of the Bankruptcy Code has not been satisfied with respect to Classes 8 and 9, the Plan is confirmable because the Plan satisfies Section 1129(b) of the Bankruptcy Code with respect to those Classes of Equity Interests, as set forth below.

T. Treatment of Administrative, Priority, and Tax Claims (11 § U.S.C. § 1129(a)(9)). The Bankruptcy Court finds and concludes that the Plan’s treatment of Claims of a kind specified in Bankruptcy Code §§ 507(a)(1) through (8) satisfies the requirements set forth in Bankruptcy Code § 1129(a)(9).

U. Acceptance by Impaired Class (11 U.S.C. § 1129(a)(10)). Since Class 7 is an Impaired Class that has voted to accept the Plan, the Bankruptcy Court finds and concludes that at least one Class of Claims that is Impaired under the Plan has voted to accept the Plan, without including acceptances of the Plan by any insider, in accordance with Bankruptcy Code § 1129(a)(10).

V. Feasibility (11 U.S.C. § 1129(a)(11)). The Bankruptcy Court finds and concludes that the Disclosure Statement, the Affidavits, and the other evidence proffered or adduced at the Confirmation Hearing with respect to feasibility (1) is persuasive and credible and (2) establishes that Confirmation of the Plan is not likely to be followed by the need for further financial reorganization or liquidation of the Debtors not otherwise proposed in the Plan, thus satisfying the requirements of Bankruptcy Code § 1129(a)(11).

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W. Payment of Fees (11 U.S.C. § 1129(a)(12)). In accordance with Bankruptcy Code § 1129(a)(12), the Bankruptcy Court finds and concludes that, to the extent that fees payable to the United States Trustee under 28 U.S.C. § 1930(a)(6) have not been paid, the Plan provides for the payment of all such fees on the Effective Date of the Plan and as they come due after the Effective Date.

X. Continuation of Retiree Benefits (11 U.S.C. § 1129(a)(13)). In accordance with Bankruptcy Code § 1129(a)(13), the Bankruptcy Court finds and concludes that the Plan provides for the continuation after the Effective Date of the payment of all retiree benefits, if any, as that term is defined in Bankruptcy Code § 1114.

Y. Other Provisions of 11 U.S.C. § 1129(a). The Bankruptcy Court finds that the provisions of Bankruptcy Code §§ 1129(a)(14), (a)(15), and (a)(16) are not applicable to the Debtors or the Reorganized Debtors.

Z. No Unfair Discrimination; Fair and Equitable (11 U.S.C. § 1129(b)). The Bankruptcy Court finds and concludes that Class 8 did not vote to accept the Plan and Class 9 is an Impaired Class of Equity Interests that is deemed to have rejected the Plan pursuant to Section 1126(g) of the Bankruptcy Code. At the Confirmation Hearing, the Debtors presented uncontroverted evidence that the Plan does not discriminate unfairly and is fair and equitable with respect to Classes 8 and 9, as required by Bankruptcy Code § 1129(b)(1) and (2). Therefore, the Plan may be confirmed notwithstanding the Debtors’ failure to satisfy Bankruptcy Code § 1129(a)(8) as to such Classes. Upon confirmation and the occurrence of the Effective Date, the Plan shall be binding upon the members of all Classes of Claims and Equity Interests, including, but not limited to, Classes 8 and 9.

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AA. Only One Plan – 11 U.S.C. § 1129(c). The Bankruptcy Court finds and concludes that, other than the Plan (including previous versions thereof), no other plan has been filed in the Chapter 11 Cases. Accordingly, the requirements of Bankruptcy Code § 1129(c) have been satisfied.

BB. Principal Purpose (11 U.S.C. § 1129(d)). The Bankruptcy Court finds and concludes that the principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933, and there has been no objection filed by any governmental unit asserting such avoidance.

CC. No Liquidation. The Bankruptcy Court finds and concludes that, because the Plan does not provide for the liquidation of all or substantially all of the property of the Debtors’ Estates and the Reorganized Debtors will be engaged in their respective businesses following consummation of the Plan, Bankruptcy Code § 1141(d)(3) is not applicable.

DD. Burden of Proof. The Bankruptcy Court finds and concludes that, the Debtors, as proponents of the Plan, have met their burden of proving the elements of Bankruptcy Code §§ 1129(a) and (b).

EE. Satisfaction of Confirmation Requirements. The Bankruptcy Court finds and concludes that the Plan satisfies the requirements for confirmation set forth in Bankruptcy Code § 1129.

Modifications to the Plan

FF. The Bankruptcy Court finds and concludes that all modifications made to the Plan after Solicitation of votes on the Plan had concluded, as reflected in this Confirmation Order, as set forth on the record at the Confirmation Hearing, or as reflected in the Plan and Plan Supplement, satisfy the requirements of Bankruptcy Code § 1127(a) and Bankruptcy Rule 3019, do not materially adversely change the treatment and rights of the Holders of any Claim or Equity Interest under the

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Plan who have not otherwise accepted such modifications. Accordingly, the Debtors have satisfied Bankruptcy Code § 1127(c) and Bankruptcy Rule 3019 with respect to the Plan, as modified; and Holders of Claims or Equity Interests that have accepted or rejected the Plan (or are deemed to have accepted or rejected the Plan) are deemed to have accepted or rejected, as the case may be, the Plan as modified on the date of this Confirmation Order, pursuant to Bankruptcy Code § 1127(d) and Bankruptcy Rule 3019.

GG. In accordance with agreements reached between the Debtors and certain third parties, the Plan shall be amended, modified, or supplemented as follows:

1. Modification Applying Solely to Chevron U.S.A. Inc., W&T Offshore, Inc. and Walter Oil & Gas Corporation or their respective affiliates:

Nothing in the Plan or this Confirmation Order, and nothing resulting from Confirmation or the application of section 524 or section 1141 of the Bankruptcy Code in these cases, shall (a) impair or alter in any manner whatsoever the respective rights of Chevron U.S.A. Inc. or its affiliates, W&T Offshore, Inc. or its affiliates, or Walter Oil & Gas Corporation or its affiliates under any operating agreement or other contractual relationship with the Debtors, including but not limited to (i) any right to assert any claim against the Debtors within the time periods established under non-bankruptcy law or contractual provisions, (ii) any right to set off and/or recoup claims in the future under applicable non-bankruptcy law, and (iii) any right to assert and perfect security interests or liens under applicable non-bankruptcy law or contractual provisions, or (b) serve to release, discharge, or enjoin or prohibit the enforcement of any of the Debtors’ contractual obligations, if any, to Chevron U.S.A. Inc. or its affiliates, W&T Offshore, Inc. or its affiliates, or Walter Oil & Gas Corporation or its affiliates.

2. Modification Applying Solely to the Cypress-Fairbanks Independent School District, Harris County, Matagorda County, and Palacios Independent School District (collectively, the “Taxing Authorities”):

To the extent that the Taxing Authorities hold Secured Claims against the Debtors for unpaid ad valorem taxes, such Secured Claims shall be Class 5 Claims.

The Taxing Authorities shall retain all valid and perfected Liens that they currently hold, whether for prepetition tax years or for the current tax year, on property of the Debtors’ Estates until the Taxing Authorities receive payment in full of their Class 5 Claims, and their lien position shall not be diminished or primed by any Exit Financing approved by the Court in conjunction with Confirmation of the Plan.

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For purposes of this paragraph only, in the event that the Debtors fail to make any payments or perform any action required to be made under the terms of the confirmed Plan with respect to the Taxing Authorities, there will be a full reinstatement of the Taxing Authorities’ respective administrative collection rights as such administrative collection rights existed prior to the Petition Date.

3. Class 2:

The Debtors will not seek to have the Allowed Credit Agreement Claims Reinstated.

Exemptions

HH. Exemption from Registration Requirements (11 U.S.C. § 1145(a)). The Bankruptcy Court finds and concludes that, in accordance with Bankruptcy Code § 1145(a), the issuance of the New EPL Common Stock to Holders of Allowed Claims and Equity Interests in Classes 7 and 8 under the Plan is a Distribution in exchange for Claims against, or Equity Interests in, the Debtors. Therefore, such issued securities are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, or any other applicable federal law, and any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, or underwriter of or broker dealer in such securities. None of the Debtors is an underwriter within the meaning of Bankruptcy Code § 1145(b).

II. Exemptions from Recording, Stamp, and Similar Taxes (11 U.S.C. § 1146(a)). The Bankruptcy Court finds and concludes that, in accordance with Bankruptcy Code § 1146(a), any transfers from a Debtor to a Reorganized Debtor or any other Person or Entity pursuant to the Plan, including in relation to the Exit Facility, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, mortgage recording tax, or other similar tax or governmental assessment.

ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF REORGANIZATION OF ENERGY PARTNERS LTD., INC. AND CERTAIN OF ITS SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED	Page 17 of 32

Transactions Pursuant to the Plan

JJ. Rule 9019 Settlement; Releases and Discharges. The Bankruptcy Court finds and concludes that pursuant to Bankruptcy Rule 9019 and in consideration of the Distributions and other benefits provided under the Plan, the provisions of the Plan constitute a good faith compromise and settlement of all Impaired Claims against, and Equity Interests in, the Debtors. Such compromises and settlements are (a) made in exchange for adequate consideration and are in the best interests of the Holders of Impaired Claims and Equity Interests, (b) within the range of possible litigation outcomes, (c) fair, equitable, reasonable, and (d) integral elements of the restructuring and resolution of the Chapter 11 Cases in accordance with the Plan.

KK. Discharge, Release, Indemnification, and Exculpation. The Bankruptcy Court finds and concludes that any failure to effect the discharge, release, indemnification, and exculpation provisions of the Plan would impair the Debtors’ ability to confirm the Plan. Accordingly, the compromises and settlements embodied in the release, discharge, indemnification, and exculpation provisions described in Article XIII of the Plan are approved.

LL. Issuance of Securities. The Bankruptcy Court finds and concludes that the issuance and Distribution of the New Securities in accordance with the provisions of the Plan are reasonable and necessary.

MM. Assumption of Executory Contracts and Leases. The Bankruptcy Court finds and concludes that the assumption or rejection of executory contracts and unexpired leases pursuant to the Plan is a reasonable exercise of the Debtors’ business judgment and is in the best interests of the Debtors and their respective Estates. The Bankruptcy Court further finds that (1) the Debtors have cured, will promptly cure, or will cure upon the entry of an appropriate order of the Bankruptcy Court any defaults in any executory contracts and unexpired leases that have been assumed by the

ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF REORGANIZATION OF ENERGY PARTNERS LTD., INC. AND CERTAIN OF ITS SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED	Page 18 of 32

Debtors (without giving effect to any acceleration clauses or any default provisions of the kind specified in Bankruptcy Code § 365(b)(2)); and (2) the Debtors have provided adequate assurance of future performance under any such assumed executory contracts and unexpired leases.

NN. Plan Provisions Valid and Binding. The Bankruptcy Court finds and concludes that, upon entry of this Confirmation Order, each term and provision of the Plan and the Plan Supplement is valid, binding, and enforceable pursuant to its terms.

OO. Plan Documents Valid and Binding. The Bankruptcy Court finds and concludes that all documents reasonably necessary to implement the Plan shall be, upon execution on or after the Effective Date, valid, binding, and enforceable agreements. The Bankruptcy Court further finds and concludes that all documents reasonably necessary to implement the Plan are in the best interests of the Debtors, their respective Estates, and the Reorganized Debtors and have been negotiated in good faith and at arm’s length.

PP. Compliance with Bankruptcy Rule 3016. In accordance with Bankruptcy Rule 3016(a), the Bankruptcy Court finds and concludes that (a) the Plan is dated and (b) the Entities that submitted and filed it are identified.

MISCELLANEOUS PROVISIONS

QQ. The Bankruptcy Court finds and concludes that Confirmation of the Plan is in the best interests of the Debtors, their respective Estates, Holders of Claims and Equity Interests, and all other parties in interest.

RR. All findings of fact and conclusions of law announced by this Bankruptcy Court on the record in connection with Confirmation of the Plan or otherwise at the Confirmation Hearing are incorporated herein by reference.

SS. All findings of fact that are conclusions of law shall be deemed to be conclusions of law, and all conclusions of law that are findings of fact shall be deemed to be findings of fact.

ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF REORGANIZATION OF ENERGY PARTNERS LTD., INC. AND CERTAIN OF ITS SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED	Page 19 of 32

ORDER

Based on the foregoing Findings of Fact and Conclusions of Law, it is hereby ORDERED that:

1. Confirmation of Plan. The Plan and Plan Supplement, as found at Docket Nos. 370 and 329, respectively, are APPROVED and CONFIRMED under Bankruptcy Code § 1129.4

2. Approval of Plan Documents. The form and substance of the Plan documents as reflected in the Plan Supplement are hereby approved.

3. Objections Overruled. All objections that have not been withdrawn, waived, or settled are overruled on the merits.

4. Record Closed. The record of the Confirmation hearing is hereby closed.

5. Vesting of Assets (11 U.S.C. § 1141(b) and (c)). The property of each Debtor’s Estate shall revest in the applicable Reorganized Debtor on the Effective Date. Thereafter, the Reorganized Debtors may operate their respective businesses and may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules, and the Bankruptcy Court. As of the Effective Date, all property of the Reorganized Debtors shall be free and clear of all Claims, encumbrances, Equity Interests, charges and Liens except as provided or contemplated herein, in connection with the Exit Facility, or in this Confirmation Order. Without limiting the generality of the foregoing, the Reorganized Debtors may, without application to or approval by the Bankruptcy Court, pay any professional fees and expenses incurred after the Effective Date.

[4]

The terms of the Plan and Plan Supplement are incorporated by reference into, and are an integral part of, this Confirmation Order. The form of New EPL Warrant Agreement shall be deemed to be deleted from the Plan Supplement.

ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF REORGANIZATION OF ENERGY PARTNERS LTD., INC. AND CERTAIN OF ITS SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED	Page 20 of 32

6. Assumption of Executory Contracts and Unexpired Leases (11 U.S.C. § 1123(b)(2). Except as otherwise provided in the Plan, or in any contract, instrument, release, indenture, or other agreement or document entered into in connection with the Plan, as of the Effective Date, each Reorganized Debtor shall be deemed to have assumed each executory contract and unexpired lease to which it is a party, unless such contract or lease (a) was previously assumed or rejected by the Debtors, (b) is the subject of a motion to reject filed on or before the Confirmation Date or (c) is set forth in the schedule (approved by the Majority Consenting Holders), of executory contracts or unexpired leases to be rejected by the Debtors, which schedule was filed as part of the Plan Supplement. This Confirmation Order shall constitute an order of the Bankruptcy Court under section 365 of the Bankruptcy Code approving the contract and lease assumptions or rejections described above, each as of the Effective Date. The New Orleans Office Lease and the Houston Office Lease (both as defined in Dkt. No. 325, the “Office Leases”) are the subject of a separate motion (Dkt. No. 325) scheduled for hearing on August 19, 2009 and nothing in this Confirmation Order nor its entry shall effect assumption or rejection of the Office Leases, and the parties to the Office Leases may amend or modify one or more of the Office Leases by mutual agreement. Each executory contract and unexpired lease assumed pursuant to this Confirmation Order shall vest in and be fully enforceable by the applicable Reorganized Debtor in accordance with its terms, except as modified by the provisions of the Plan, any order of the Bankruptcy Court authorizing and providing for the assumption of such contract or lease, or applicable federal law. If the Debtors’ rejection of an executory contract or unexpired lease pursuant to the Plan gives rise to a Claim by the non-Debtor party or parties to such contract or lease, such Claims shall be forever barred and shall not be enforceable against the Debtors, their respective Estates, or the Reorganized Debtors unless a proof of Claim is filed with the Bankruptcy Court and served upon the Debtors or the Reorganized Debtors, and their respective counsel, within sixty (60) days of the earlier of (a) the date of entry of an order approving such rejection and (b) the Confirmation Date.

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7. Approvals. No further approvals, notices, or meetings of any Debtor’s board of directors or Holders of Equity Interests are necessary to effectuate the Plan, and any officer, managing member, or general partner of each respective Debtor is authorized to execute any document, certificate, or agreement, including those related to the Exit Facility, necessary to effectuate the Plan on behalf of such Debtor, which documents, certificates, and agreements shall be binding on the Debtors, the parties thereto, and, to the extent applicable, all Holders of Claims and Equity Interests.

8. Continued Corporate Existence. The Reorganized Debtors shall continue to exist after the Effective Date as separate Entities in accordance with the applicable law in the applicable jurisdiction in which such Reorganized Debtors were formed under their respective certificates of incorporation or formation, as applicable, and bylaws or similar organizational documents, as applicable, in effect before the Effective Date, except as such certificates of incorporation or formation and bylaws or similar organizational documents may be amended pursuant to the Plan. On the Effective Date, without any further corporate or similar action, the certificate of incorporation and bylaws of Reorganized EPL shall be amended as necessary to satisfy the provisions of the Plan and the Bankruptcy Code and shall include, pursuant to section 1123(a)(6) of the Bankruptcy Code, a provision prohibiting the issuance of non-voting equity securities. The certificate of incorporation and bylaws of Reorganized EPL shall be substantially in the form filed with the Plan Supplement. As of the Effective Date, the appointment of the board of directors of Reorganized EPL pursuant to this Plan will be deemed to constitute the election of directors of Reorganized EPL by written consent in lieu of an annual meeting pursuant to Section 303 of the Delaware General Corporation Law and Section 211 of the Delaware General Corporation Law, and Reorganized EPL shall not be required to hold an annual meeting of stockholders prior to June 29, 2010. The certificate of

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incorporation or formation and bylaws or similar organizational documents of each Reorganized Subsidiary shall be the certificate of incorporation or formation and bylaws, or similar organizational documents, respectively, of each Reorganized Subsidiary on the Effective Date without any modification or amendment thereto.

9. Plan Documents. All documents and agreements introduced in the Plan Supplement or contemplated by the Plan (including all exhibits and attachments thereto and documents referred to therein) are approved and the execution, delivery, and performance thereunder by the Reorganized Debtors are authorized and approved, without need for further corporate action or further order or authorization of the Bankruptcy Court. The Debtors and the Reorganized Debtors, as appropriate, are authorized and empowered to make any and all modifications to any and all documents included as part of the Plan and Plan Supplement that may be agreed to by the parties thereto and that are consistent with the Plan and the terms of this Confirmation Order.

10. Cancellation of Notes, Instruments, Debentures, and Common Stock. As of the Effective Date, the Certificates evidencing the Existing Securities shall evidence solely the right to receive from the Debtors the Distribution of the consideration, if any, set forth in Article 3.03 of the Plan. On the Effective Date, except as otherwise provided for in the Plan: (a) the Existing Securities, to the extent not already cancelled, shall be deemed cancelled and of no further force or effect without any further action on the part of the Bankruptcy Court or any other Person and (b) the obligations of the Debtors under the Existing Securities, the Debtors’ respective certificates of incorporation or formation, and any agreements, indentures, or certificates of designations governing

ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF REORGANIZATION OF ENERGY PARTNERS LTD., INC. AND CERTAIN OF ITS SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED	Page 23 of 32

the Existing Securities shall be terminated and discharged; provided, however, that each indenture or other agreement that governs the rights of the Holder of a Claim based on the Existing Securities and that is administered by an indenture trustee, agent, or servicer shall continue in effect solely for the purposes of (x) allowing such indenture trustee, agent, or servicer to make the Distributions to be made on account of such Claims under the Plan and (y) permitting such indenture trustee, agent, or servicer to maintain any rights it may have for fees, costs, expenses, and indemnification under such indenture or other agreement. Additionally, the cancellation of any indenture shall not impair the rights and duties under such indenture as between the indenture trustee thereunder and any beneficiary of the trust created thereby. Additionally, as of the Effective Date, all EPL Other Equity Interests, to the extent not already cancelled, shall be cancelled. The EPL Subsidiary Debtor Interests shall not be cancelled, but shall be Reinstated and shall vest in Reorganized EPL or the applicable Reorganized Debtor, as the case may be, as of the Effective Date.

11. Issuance of New EPL Common Stock. Pursuant to Article IV of the Plan, the issuance of the New EPL Common Stock by Reorganized EPL is hereby authorized without any further action (a) by the board of directors, shareholders, or officers of Reorganized EPL or (b) under applicable law, regulation, order, or rule. In addition, Section 5.03 “Surrender of Security Interests” is hereby restated in its entirety as follows:

“On or before the Distribution Date, or as soon as reasonably practicable thereafter, each Holder of a Certificate shall surrender such Certificate (i) in the case of Equity Interests, to the Disbursing Agent and (ii) in the case of the Senior Notes, to the applicable Senior Notes Indenture Trustee, and each Certificate shall be cancelled. No Distribution of property hereunder shall be made to or on behalf of any purported Holder of Equity Interests who does not surrender its Certificates prior to the Distribution Date and who is not reflected on the records of the Debtors as of the Distribution Date as the Holder of such Certificates, notwithstanding any federal, escheat or other state laws to the contrary. If not surrendered sooner, as of the Distribution Date the Certificates held by any registered Holders of Equity Interests shall be deemed to have been surrendered.”

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12. Exit Facility. The Reorganized Debtors are authorized and approved, without need for further corporate action or further order or authorization of the Bankruptcy Court, to enter into the Exit Facility and to execute and deliver all documents, agreements and instruments contemplated thereby.

13. No Reinstatement of Class 2 Claims. Notwithstanding anything to the contrary set forth in the Plan, the Debtors shall not elect to have any Allowed Credit Agreement Claims Reinstated.

14. Insurance. All insurance policies of the Debtors and their respective Estates, specifically including all directors’ and officers’ liability insurance policies maintained by the Debtors, shall be assumed, and confirmation and consummation of the Plan shall have no effect on such insurance policies or any insurance policy in which any of the Debtors are or were an insured party. The Reorganized Debtors shall maintain for a period of not less than six (6) years from the Effective Date coverage for each of the individuals covered under such policies as of the Petition Date, which coverage shall be on terms not substantially less favorable to such individuals than the terms provided for under the policies assumed pursuant to this Confirmation Order and the Plan. No provision of this Confirmation Order or the Plan shall limit any Released Party’s rights to seek recovery or reimbursement under any directors’ and officers’ liability insurance policy.

15. Exemption from Certain Taxes. Pursuant to section 1146(a) of the Bankruptcy Code, the following will not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, sales or use tax, mortgage tax, real estate transfer tax, mortgage recording tax, or other similar tax or governmental assessment, and this Confirmation Order shall direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or

ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF REORGANIZATION OF ENERGY PARTNERS LTD., INC. AND CERTAIN OF ITS SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED	Page 25 of 32

other documents without the payment of any such tax or governmental assessment: (a) the issuance, transfer or exchange of New EPL Common Stock and Restricted New EPL Common Stock; (b) the creation of any mortgage, deed of trust, lien or other security interest under or pursuant to this Plan; (c) the making or assignment of any lease or sublease under or pursuant to this Plan; (d) the execution and delivery of the Exit Facility; (e) any Restructuring Transaction; or (f) the making or delivery of any deed or other instrument of transfer under, in furtherance of or in connection with this Plan, including any merger agreements, agreements of consolidation, restructuring, disposition, liquidation or dissolution, deeds, bills of sale or assignments executed in connection with any of the foregoing or pursuant to this Plan.

16. Administrative Claims Bar Date. In accordance with Section 13.01 of the Plan, any party seeking an Administrative Claim (other than Administrative Claims paid in the ordinary course of business pursuant to Article 2.01 of the Plan, Professional Fee Claims, Claims for United States Trustee fees, or Claims for the expenses of members of the Ad Hoc Committee or any Committee) must submit proof of such Administrative Claim on or before ninety (90) days following entry of this Confirmation Order. Any party failing to submit such proof within such time period shall be forever barred and estopped from asserting such Administrative Claim.

17. Final Fee Applications. Unless authorized by a separate order of the Bankruptcy Court, pursuant to Article 13.01 of the Plan, Professionals must file an application for final allowance of Professional fees for services rendered prior to the Effective Date no later than sixty (60) days after the Effective Date. Objections to any Professional Fee Claim must be filed and served no later than twenty (20) days after the date on which the applicable application was served (or such longer period as may be allowed by order of the Bankruptcy Court).

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18. Payment of Statutory Fees. The Debtors shall pay a sum certain determined by the U.S. Trustee to the U.S. Trustee for fees due pursuant to 28 U.S.C. § 1930(a)(6), within the later of ten (10) Business Days of the entry of this Order and ten (10) Business Days of the Debtors’ receipt of a notice of such sum certain from the U.S. Trustee.

19. Termination of Injunctions and Automatic Stay. All injunctions or stays provided for in the Chapter 11 Cases under §§ 105 or 362 of the Bankruptcy Code or otherwise, and in existence on the Confirmation Date, shall terminate on the Effective Date.

20. Injunction. Except as otherwise expressly provided in the Plan, this Confirmation Order, or a separate order of this Bankruptcy Court, the injunctions set forth in Article XIII of the Plan are approved.

21. Releases. Pursuant to § 1123(b)(3) of the Bankruptcy Code and Bankruptcy Rule 9019(a) the settlements, compromises, releases, discharges, exculpations, and injunctions set forth in the Plan, including, but not limited to, the releases set forth in Article XIII of the Plan and implemented by this Confirmation Order shall be, and hereby are, approved as fair, equitable, reasonable and in the best interests of the Debtors, each of their respective Estates, the Reorganized Debtors, and Holders of Claims and Equity Interests.

22. Non-Occurrence of Effective Date. In the event that one or more of the conditions specified in Article 9.02 of the Plan shall not have occurred or been waived pursuant to Article 9.04 of the Plan on or before the latest to occur of (a) September 10, 2009, (b) September 25, 2009 (but only with the approval of the Debtors and the Majority Consenting Holders), and (c) any later date that shall have been approved by order of the Bankruptcy Court upon a showing of good cause and after notice and hearing, subject to the provisions of the Bankruptcy Code including, without limitation, Sec. 1129(c) of the Bankruptcy Code, (w) the Confirmation Order shall be vacated, (x) no

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Distributions under the Plan shall be made, (y) the Debtors and Holders of Claims and Equity Interests shall be restored to the status quo as of the day immediately preceding the Confirmation Date as though the Confirmation Order had never been entered, and (z) the Debtors’ obligations with respect to Claims and Equity Interests shall remain unchanged and nothing contained in the Plan or this Confirmation Order shall constitute or be deemed to (i) waive or release any Claims or Equity Interests by or against the Debtors or any other Person or governmental Entity or (ii) prejudice in any manner the rights of the Debtors or any other Person or governmental Entity in any other or further proceedings involving the Debtors.

23. Failure to Consummate Plan. In the event that the Plan is not consummated, (a) the Plan shall be null and void in all respects, (b) any settlement or compromise embodied in the Plan (including the fixing or limiting to an amount any Claim or Class of Claims), assumption or rejection of executory contracts or leases effected by the Plan, and any document or agreement executed pursuant to the Plan shall be deemed null and void, and (c) nothing contained in the Plan or this Confirmation Order, and no acts taken in preparation for consummation thereof, shall (x) constitute or be deemed to constitute a waiver or release of any Claims by or against, or any Equity Interests in, the Debtors or any other Person, (y) subject to the provisions of the Bankruptcy Code including, without limitation, Sec. 1129(c) of the Bankruptcy Code, prejudice in any manner the rights of the Debtors or any Entity in any further proceedings involving the Debtors, or (z) constitute an admission of any sort by the Debtors or any other Entity.

24. Notice of Entry of Confirmation Order and the Effective Date. Within five (5) Business Days of the Effective Date, the Debtors shall serve a notice (the “Confirmation and Effective Date Notice”), pursuant to Bankruptcy Rules 2002(f)(7), 2002(k) and 3020(c), on all Holders of Claims and Equity Interests of record and the United States Trustee by first-class mail, postage prepaid. The notice described herein is adequate under the particular circumstances and no other or further notice is necessary.

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25. Exemption from Securities Laws. All New Securities, except the Restricted New EPL Common Stock, issued under the Plan shall be exempt from registration under the Securities Act or any applicable state or local law pursuant to § 1145 of the Bankruptcy Code.

26. References to Plan Provisions. The failure to include or reference any particular provision of the Plan or Plan Supplement in this Confirmation Order shall not diminish or impair the effectiveness of such provision, it being the intent of the Bankruptcy Court that the Plan be confirmed in its entirety.

27. Effect of Conflict Between Plan and Confirmation Order. If there is any direct conflict between the terms of the Plan or the Plan Supplement and the terms of this Confirmation Order, the terms of this Confirmation Order shall control.

28. Reversal. If any or all of the provisions of this Confirmation Order are hereafter reversed, modified, or vacated by subsequent order of this Bankruptcy Court or any other court, such reversal, modification, or vacatur shall not affect the validity of the acts or obligations incurred or undertaken under or in connection with the Plan prior to the Debtors’ receipt of written notice of any such order. Notwithstanding any such reversal, modification, or vacatur of this Confirmation Order, any such act or obligation incurred or undertaken pursuant to, and in reliance on, this Confirmation Order prior to the effective date of such reversal, modification or vacatur shall be governed in all respects by the provisions of this Confirmation Order and the Plan or any amendments or modifications thereto.

29. Applicable Non-Bankruptcy Law. Pursuant to §§ 1123(a) and 1142(a) of the Bankruptcy Code, the provisions of this Confirmation Order, the Plan, or any amendments or modifications thereto shall apply and be enforceable notwithstanding any otherwise applicable non-bankruptcy law.

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30. Discharge. Except as otherwise provided in the Plan or in this Confirmation Order, all Distributions under the Plan shall be in exchange for, and in complete satisfaction, settlement, discharge, and release of, all Claims and Equity Interests (other than those Claims that are Unimpaired and are Reinstated under the Plan or pursuant to an order of this Bankruptcy Court) of any nature whatsoever against the Debtors or any of their respective Estates, and regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims or Equity Interests. Upon the Effective Date, each of the Debtors shall be deemed discharged and released under § 1141(d)(1)(A) of the Bankruptcy Code from any and all Claims and Equity Interests (other than those Claims that are Unimpaired and are Reinstated under the Plan or pursuant to an order of this Bankruptcy Court), including, but not limited to, demands and liabilities that arose before the Confirmation Date, and all debts of the kind specified in §§ 502(g), 502(h), or 502(i) of the Bankruptcy Code. The discharge shall be effective as to each Claim and Equity Interest except as otherwise expressly provided in the Plan or this Confirmation Order, regardless of whether (i) a proof of claim or interest based on such Claim, Equity Interest, debt or liability is filed or deemed filed under § 501 of the Bankruptcy Code or is filed in the Bankruptcy Court; (ii) a Claim or Equity Interest based upon such Claim, Equity Interest, debt or liability is allowed; or (iii) the Holder of a Claim or Equity Interest based on such Claim, Equity Interest, debt or liability has accepted the Plan.

31. Upon the occurrence of the Effective Date, the Plan shall be binding upon and inure to the benefit of the Debtors and their respective successors and assigns, the Holders of Claims and Equity Interests and their respective successors and assigns (whether or not they voted to accept the

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Plan, whether or not they are impaired under the Plan, and whether or not any such Holder has filed, or is deemed to have filed a proof of Claim or proof of Equity Interest), and any other Person giving, acquiring, or receiving property under the Plan. The rights afforded in the Plan and the treatment of all Claims and Equity Interests therein shall (except as otherwise provided in the Plan or this Confirmation Order) be in exchange for and in complete satisfaction of all Claims and Equity Interests (other than those Claims that are Unimpaired and are Reinstated under the Plan or pursuant to an order of the Bankruptcy Court) of any nature whatsoever, known or unknown, including any interest accrued on or expenses incurred in connection with such Claims from and after the Petition Date, against the Debtors, their Affiliates or their respective Estates, assets, properties or interests in property. Except as otherwise provided in the Plan or in this Confirmation Order, (i) on the Effective Date, all such Claims against and Equity Interests in the Debtors (other than those Claims that are Unimpaired and are Reinstated under the Plan or pursuant to an order of the Bankruptcy Court) shall be deemed satisfied in full, by the consideration, if any, provided for in the Plan, and (ii) all persons and entities shall be precluded from asserting against the Debtors, their Affiliates, their successors, or their assets or properties any other or further Claims or Equity Interests based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date.

32. This Order shall be binding upon and govern the acts of all entities, including, without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, and local officials, and all other persons and entities who may be required by operation of law, the duties of their office, or contract, to accept, file, register, or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title with respect to the Debtors, the Reorganized Debtors and/or their respective assets.

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33. Retention of Jurisdiction. This Bankruptcy Court’s retention of jurisdiction as set forth in Article XI of the Plan is approved. Such retention of jurisdiction does not affect the finality of this Confirmation Order.

34. Nonseverable and Mutually Dependent. The provisions of this Confirmation Order are nonseverable and mutually dependent.

35. Authorization to Consummate Plan. Notwithstanding Bankruptcy Rule 3020(e), this Order shall be effective and enforceable immediately upon entry and the Debtors are authorized to consummate the Plan immediately after entry of this Confirmation Order. The Bankruptcy Court also hereby waives the 10-day stay set forth in Bankruptcy Rules 6004(h) and 6006(d) in order that the transactions contemplated by the Plan may be consummated prior to the expiration of such 10-day period.

Dated: August 3, 2009

/s/ Jeff Bohm
THE HONORABLE JEFF BOHM, U.S. BANKRUPTCY JUDGE

ORDER CONFIRMING SECOND AMENDED JOINT PLAN OF REORGANIZATION OF ENERGY PARTNERS LTD., INC. AND CERTAIN OF ITS SUBSIDIARIES UNDER CHAPTER 11 OF THE BANKRUPTCY CODE, AS MODIFIED	Page 32 of 32